UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of Registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2020

Date of reporting period:  December 31, 2019

Item 1. Report to Stockholders.

Olstein
All Cap Value Fund

Olstein
Strategic Opportunities Fund

SEMI-ANNUAL REPORT

DECEMBER 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (www.olsteinfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-799-2113 or by sending an e-mail request to info@olsteinfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 800-799-2113 or send an e-mail request to info@olsteinfunds.com to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

The Olstein Funds

CONTENTS

3	Letters to Shareholders

22	Expense Examples

25	Schedules of Investments

34	Statements of Assets
and Liabilities

36	Statements of Operations

38	Statements of Changes
in Net Assets

42	Financial Highlights

48	Notes to Financial Statements

60	Additional Information

OLSTEIN ALL CAP VALUE FUND
Letter to Shareholders

DEAR FELLOW SHAREHOLDERS:

For the six-month reporting period ended December 31, 2019, Adviser Class shares of the Olstein All Cap Value Fund appreciated 9.26%, Class C shares of the Fund appreciated 8.64% and Class A shares of the Fund appreciated 9.06%. During the same six-month period, the Russell 3000® Value Index appreciated 8.80% and the Russell 3000® Index appreciated 10.37%. For the calendar year ended December 31, 2019, Adviser Class shares of the Fund appreciated 28.46%; Class C shares appreciated 27.15% and Class A shares appreciated 28.09%. The Fund’s primary benchmark, the Russell 3000® Value Index, appreciated 26.26% during calendar year 2019.1

MARKET OUTLOOK

On July 2, 2019. the start of the Fund’s current fiscal year, the U.S. economy established a new record for the longest expansion in history, breaking the record of 120 months of GDP growth from March 1991 to March 2001, according to the National Bureau of Economic Research. This growth cycle, which started in June 2009, continued through the end of the calendar year and fueled all-time highs in U.S. equity markets. On December 17, 2019, both the Dow Jones Industrial Average and S&P 500 indices reached all-time closing highs, while a day later the NASDAQ Composite Index reached an all-time high. In fact, all of these major stock market indices continued to establish further highs into early 2020. Reaching these

[1]
The performance data quoted represents past performance and does not guarantee future results. The Olstein All Cap Value Fund’s Class C average annual return for the one-year, five-year, and ten-year periods ended 12/31/19, assuming reinvestment of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC of 1% during the one-year period, was 26.15%, 5.47%, and 10.13%, respectively. Per the Fund’s prospectus dated 10/28/19, the expense ratio for the Olstein All Cap Value Fund Class C was 2.19%. Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com.

OLSTEIN ALL CAP VALUE FUND

milestones has increased the underlying chatter by the press and public fearing an equity market pullback. However, the market gains over the past five years have been led by the high growth social media and Internet companies now dominating the large cap averages (e.g. S&P 500 Index). Although more mature free cash flow generating companies finally appreciated meaningfully in 2019 (resulting in outstanding returns for funds that focus on undervalued free cash flow companies), we are still finding many free cash flow generating securities that we believe are undervalued. In our opinion, the public’s focus on the high sales growth new age companies, with little attention being paid to free cash flow multiples to value companies, has resulted in values being severely depressed in the less exciting value segment of the market. Although we expect continuing worldwide trade conflicts, political uncertainty, and increased nervousness about a possible economic slowdown to cause spikes in short-term overall market volatility, we will continue to focus on identifying individual company undervaluation by looking behind the numbers of financial statements. The emphasis of our valuation process centers on estimating a company’s ability to generate future normalized free cash flow after performing a forensic analysis of a company’s financial statements. We look for signs that indicate potential changes in future free cash flow that we believe may not be properly valued by the market. Since we approach equity markets as an ongoing re-evaluation of individual businesses, we continually search for investment opportunities that offer significant appreciation potential and compelling risk/reward tradeoffs. Remaining true to our investment discipline, we seek to buy such companies at a significant discount to our determination of their intrinsic values, and intend to seize on market dips as buying opportunities to either strategically add to existing positions in the portfolio that still remain undervalued, or initiate positions in companies with these essential characteristics. Risk assessment is always a component of our valuation process. Our major emphasis in seeking to manage risk is paying what we believe is the right price, after performing an exhaustive analysis of a company’s financial statements and reporting practices to value the company.

OUR STRATEGY

Our current portfolio consists of companies that we believe have sustainable competitive advantages, discernible balance sheet strength, outstanding disclosure and reporting practices (accounting) which are in accord with economic reality, and finally, management teams that emphasize decisions based on cost of capital calculations and deploy free cash

OLSTEIN ALL CAP VALUE FUND

flow to create shareholder value. We will remain focused on individual companies, their operations, and prospects for maintaining or growing sustainable free cash flow. From our perspective as long-term value investors, we recognize that companies generating sustainable free cash flow are well positioned to compete profitably during both favorable and challenging economic environments. In addition, we believe companies possessing the aforementioned characteristics have a higher probability of delivering long-term value to their shareholders. As always, we will continue to focus on companies which we believe are not properly valued by the market because of short-term problems or over all market negativity, and demonstrate a commitment to maintaining a strong financial position; have realistic accounting, generate sustainable free cash flow and are led by management teams that intelligently deploy cash to increase returns to shareholders. Our quest for value will be guided by two requirements: (1) a company’s ability to generate sustainable future free cash flow and have realistic accounting (2) securities prices that allow us to buy good companies, with solid balance sheets, and profitable business models, at what we believe to be very advantageous prices. These two requirements have always guided our investment process and have resulted in allowing the fund to achieve its investment objective of long-term capital appreciation.

PORTFOLIO REVIEW

At December 31, 2019, the Olstein All Cap Value Fund portfolio consisted of 92 holdings with an average weighted market capitalization of $105.82 billion. During the six-month reporting period, the Fund initiated positions in four companies and strategically added to positions in four companies. Over the same time period, the Fund eliminated its holdings in six companies and strategically decreased its holdings in another eight companies.

Positions initiated during the last six months include: Booking Holdings, Dine Brands Global, Middleby Corp., and Spirit Airlines. Positions eliminated during the reporting period include: AGCO Corporation, Hologic, IBM, Lam Research Corporation, Skechers USA, and Starbucks Corporation.

During the reporting period, the Fund sold its holdings in Hologic, Lam Research Corporation, Skechers USA, and Starbucks Corporation as the stock price of each of these companies reached our valuation. As the company’s stock price moved closer to our valuation, the Fund liquidated its position in AGCO Corporation to reduce the portfolio’s overall exposure to the Industrials sector. The Fund also eliminated its position in IBM Corporation as we lost confidence in the effectiveness of the company’s turnaround strategy.

OLSTEIN ALL CAP VALUE FUND

Our Leaders

Leading performers for the six-month reporting period ended December 31, 2019, included: Lam Research Corporation, Apple Inc., Generac Holdings, CVS Health, and Western Digital Corporation. At the close of the calendar year the Fund continued to maintain positions Apple Inc., Generac Holdings, CVS Health, and Western Digital Corporation. During the reporting period, the Fund liquidated its positions in Lam Research as the price of the company’s stock reached our valuation. We continue to hold positions in all the remaining companies, although our positions may have been pruned as the discounts (deviation between market value and our calculation of intrinsic value) were reduced.

Our Laggards

Laggards during the six-month reporting period included: Franklin Resources Inc., Viacom Inc., DuPont de Nemours, Inc., Tapestry Inc. and Dollar Tree, Inc. At the close of the reporting the Fund maintained positions in all five of these companies, and we have added to our positions as the discounts increased.

FINAL THOUGHTS

For the past 25 years the Fund’s investment discipline centered on understanding a business, its potential to generate sustainable free cash flow, and ultimately its value. It is our opinion that more and more investment advisors are abandoning long-term fundamental value investing, creating opportunities for us to buy unloved, unexciting and undervalued companies being ignored by the investment public at what we believe are significant discounts. For the past five years, the above average stock performers have been dominated by Internet and social media companies with high sales growth, but with little attention paid to free cash flow generation when valuing companies. However, we are starting to see early signs (see performance chart in back of report) of a movement back to value investing, based on what we believe is severe undervaluation created by market dynamics in the recent past in which above average sales growth has been the dominant metric to value companies, rather than future free cash flow generation. We believe that paying the right price is the most important metric to consider when seeking long-term returns while attempting to manage risk. Despite large upward price appreciation in some of our value stocks during 2019, we believe there are still ample opportunities in free cash flow companies. We don’t deviate from our looking behind the numbers, well defined investment and valuation criteria. We do not expect to perform all of the time, as we believe that goal creates a major impediment to our

OLSTEIN ALL CAP VALUE FUND

long-term objective of performing over time. Patience is the most valued characteristic of a value investor. We wait for the right conditions and downward price movements to buy such companies at what we believe are advantageous prices that increase the chance for a successful investment outcome. Paying the right price, (price, price, price) is our way of seeking to limit risk without sacrificing upside potential.

We value your trust and remind you that our money is invested alongside yours as we work hard to accomplish the Fund’s objective of long-term capital appreciation.

Sincerely,

Robert A. Olstein	Eric Heyman
Chairman and Chief Investment Officer	Co-Portfolio Manager

OLSTEIN ALL CAP VALUE FUND

The following chart illustrates the growth, on a quarterly basis, of a hypothetical $10,000 investment made in the Olstein All Cap Value Fund’s Class C share at the Olstein All Cap Value Fund’s inception date of September 21, 1995 (with dividends and capital gain distributions reinvested but no deduction of taxes on reinvested distributions—see important disclosures below):

(UNAUDITED)

Value of Shares
Owned, If Initial
Investment
Date	was $10,000
9/21/95	$10,000
9/30/95	10,010
12/31/95	10,261
3/31/96	10,882
6/30/96	11,462
9/30/96	11,713
12/31/96	12,760
3/31/97	13,327
6/30/97	14,602
9/30/97	17,250
12/31/97	17,205
3/31/98	19,851
6/30/98	18,468
9/30/98	15,499
12/31/98	19,788
3/31/99	20,717
6/30/99	25,365
9/30/99	23,675
12/31/99	26,692
3/31/00	28,170
6/30/00	28,899
9/30/00	30,596
12/31/00	30,142
3/31/01	30,207
6/30/01	36,192
9/30/01	28,213
12/31/01	35,340
3/31/02	38,259
6/30/02	33,797
9/30/02	25,870
12/31/02	28,528
3/31/03	26,226
6/30/03	31,448
9/30/03	$33,797
12/31/03	38,853
3/31/04	40,870
6/30/04	41,297
9/30/04	39,043
12/31/04	43,146
3/31/05	42,640
6/30/05	42,302
9/30/05	43,749
12/31/05	44,350
3/31/06	46,566
6/30/06	44,241
9/30/06	46,836
12/31/06	50,755
3/31/07	51,863
6/30/07	55,536
9/30/07	53,029
12/31/07	49,012
3/31/08	42,447
6/30/08	40,189
9/30/08	38,452
12/31/08	27,545
3/31/09	24,767
6/30/09	30,102
9/30/09	35,648
12/31/09	37,741
3/31/10	40,392
6/30/10	35,788
9/30/10	39,695
12/31/10	43,845
3/31/11	45,276
6/30/11	45,310
9/30/11	37,497
12/31/11	41,962
3/31/12	48,519
6/30/12	45,555
9/30/12	47,159
12/31/12	48,380
3/31/13	54,275
6/30/13	56,786
9/30/13	60,379
12/31/13	65,995
3/31/14	66,867
6/30/14	69,134
9/30/14	69,413
12/31/14	75,913
3/31/15	77,290
6/30/15	75,525
9/30/15	66,631
12/31/15	68,694
3/31/16	70,220
6/30/16	68,859
9/30/16	73,312
12/31/16	76,612
3/31/17	80,372
6/30/17	82,232
9/30/17	82,438
12/31/17	87,561
3/31/18	86,683
6/30/18	86,815
9/30/18	91,553
12/31/18	77,934
3/31/19	87,094
6/30/19	91,214
9/30/19	91,699
12/31/19	99,092

Details:
The performance data quoted represents past performance and does not guarantee future results. The Olstein All Cap Value Fund’s Class C average annual return for the one-year, five-year, and ten-year periods ended 12/31/19, assuming reinvestment of dividends and capital gain distributions and deduction of the Olstein All Cap Value

OLSTEIN ALL CAP VALUE FUND

Fund’s maximum CDSC of 1% during the one-year period, was 26.15%, 5.47%, and 10.13%, respectively. Per the Fund’s prospectus dated 10/28/19, the expense ratio for the Olstein All Cap Value Fund Class C was 2.19%. Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com.

The above represents opinion and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. The references to securities are not buy or sell recommendations but are intended to be descriptive examples of the Fund’s investment philosophy and are subject to change. Do not make investments based on the securities referenced. A full schedule of fund holdings as of 12/31/19 is contained in this report and is subject to change. This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, charges and expenses of the Olstein Funds and should be read carefully before investing. A current prospectus may be obtained by calling (800) 799-2113 or visiting the Olstein Funds’ website at www.olsteinfunds.com.

The Olstein Funds follow a value-oriented investment approach. However, a particular value stock may not increase in price as the Investment Manager anticipates and may actually decline in price if other investors fail to recognize the stock’s value or if a catalyst that the Investment Manager believes will increase the price of the stock does not occur or does not affect the price of the stock in the manner or to the degree that the Investment Manager anticipated. Also, the Investment Manager’s calculation of a stock’s private market value involves estimates of future cash flow which may prove to be incorrect and, therefore, could result in sales of the stock at prices lower than the Fund’s original purchase price. There is no assurance that the Fund will achieve its investment objective.

The Russell 3000 Index® is an unmanaged index that seeks to represent the broad U.S. equity universe accounting for approximately 98% of the U.S. market capitalization. The Russell 3000 Value Index® measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value Index® is constructed to provide a comprehensive and unbiased barometer of the broad value market. Past performance does not guarantee future results. Index returns do not reflect payment of any expenses, fees or sales charges an investor would pay to purchase the securities the index represents. Such costs would lower performance. Investors cannot invest directly in an index.

Distributed by Compass Distributors, LLC – Member FINRA

OLSTEIN ALL CAP VALUE FUND

OLSTEIN STRATEGIC
OPPORTUNITIES FUND

Letter to Shareholders

DEAR FELLOW SHAREHOLDERS:

For the six-month reporting period ended December 31, 2019, Adviser Class shares of the Olstein Strategic Opportunities Fund appreciated 11.19%, outperforming the Fund’s primary benchmark, the Russell 2500® Value Index which appreciated 7.21%. Over the same six-month period, Class A and Class C shares of the Olstein Strategic Opportunities Fund appreciated 11.08% and 10.61%, respectively, while the Fund’s secondary benchmark, the Russell 2500® Index, appreciated 7.14%. For the full calendar year ended December 31, 2019, Adviser Class shares of the Olstein Strategic Opportunities Fund appreciated 28.88%, outperforming the Fund’s primary benchmark, the Russell 2500® Value Index, which posted a return of 23.56% over the same time period.1

MARKET OUTLOOK

The broad SMID (small to mid-cap) benchmark Russell 2500® Index posted returns of 7.14% and 27.77% during the six-month and one-year periods ended December 31, 2019, respectively. Notwithstanding these solid gains, small to mid-sized company performance continued to trail that of the larger capitalization indices, with the Russell 2500® Index underperforming both the S&P 500 and Russell 3000 indices by more than 3% in 2019. Due to

[1]	The performance data quoted represents past performance and does not guarantee future results. The Olstein Strategic Opportunities Fund Class A return as of 12/31/19 for the one-year, five-year, and ten-year periods, assuming deduction of the maximum Class A sales charge of 5.50%, was 21.51%, 2.66% and 10.16%, respectively. Per the Fund’s 10/28/19 prospectus, the gross expense ratio for the Class A share was 1.73% and the net expense ratio was 1.60%. The Adviser has contractually agreed to waive certain fees/expenses until October 28, 2020. Performance would have been lower without waivers in effect. Expense ratios for other share classes will vary. Performance for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please visit our website at www.olsteinfunds.com.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

nervousness about economic growth, trade conflicts and political uncertainty, many investors gravitated to the perceived safety and stability of larger capitalization companies. The divergence of equity market performance between large capitalization companies and small-cap companies over the twelve months ended December 31, 2019, suggests it’s time to consider the potential for future outperformance of smaller capitalization companies.

In 2020, we expect steady (although somewhat subdued) economic growth in combination with undervalued prices based on a company’s ability to generate future free cash flow to improve the prospects (narrow the discounts) for the Fund’s portfolio. Remaining true to our investment discipline, we intend to seize on market dips as buying opportunities by either strategically adding to existing positions in the portfolio or initiating positions in companies that can be purchased at a significant discount to our calculation of their intrinsic value. Over the past 5 years, small to mid-cap sized companies have lagged the overall market averages as investors focused on large cap new age companies in the Internet and social media universe, many of which were being valued on sales growth rather than free cash flow growth. With better returns in 2019 in the SMID universe, it is our opinion that investors are now being attracted to the values in the SMID universe (based on their ability to generate normalized future free cash flow, rather than focusing on sales growth only). We believe that 2019 was the beginning of a 3 to 5-year trend to close some of the large discounts still available in the SMID universe. As such, we maintain an optimistic outlook for our value-oriented approach to SMID investing in 2020.

OUR STRATEGY

We should point out that despite investor preference for larger capitalization companies and for ‘growth’ over ‘value’, Adviser Class shares of the Olstein Strategic Opportunities Fund not only outperformed both of the Fund’s SMID benchmarks, (Russell 2500 Index and Russell 2500 Value Index), but also outperformed the large-cap, momentum-driven S&P 500 Index and large-cap Russell 3000 Index by 0.27% and 0.82%, respectively, during the six-months ended December 31, 2019. Stock selection which emphasizes undervaluation (based on our assessment of a company’s future ability to generate free cash flow not being correctly valued by the market) was the main contributor to the Fund’s outperformance of these large-cap, growth-oriented indices.

In 2020, we will continue to focus on company-specific factors and fundamentals to identify unrecognized SMID values in a market that has become increasingly nervous about overall economic growth, trade conflicts and political uncertainty. In today’s market, a company’s ability to generate sustainable future free cash flow and securities prices that allow us to buy

OLSTEIN STRATEGIC OPPORTUNITIES FUND

good companies at what we believe are very advantageous prices, guide our pursuit of value. Our current portfolio consists of companies that we believe have a sustainable competitive advantage, discernible balance sheet strength, reporting practices (accounting) that are in accord with economic reality, a management team that emphasizes decisions based on cost of capital calculations and deploys free cash flow to create shareholder value. We remain focused on individual companies, their operations and prospects for maintaining or growing sustainable free cash flow since we recognize that such companies are well positioned to compete more profitably during both favorable and challenging economic times. In addition, steady free cash flow generating companies have the wherewithal to not make short-term decisions that are not in the long-term interest of the company during tough times.

PORTFOLIO REVIEW

At December 31, 2019, the Olstein Strategic Opportunities Fund portfolio consisted of 40 holdings with an average weighted market capitalization of $4.74 billion. During the six-month reporting period, the Fund initiated positions in four companies and strategically added to positions in four companies. Over the same time period, the Fund eliminated its holdings in two companies and strategically decreased its holdings in another three companies.

Positions initiated during the last six months include: Generac Holdings, Middleby Corporation, NOW Inc. and Vishay Intertechnology, Inc. Positions eliminated during the past twelve months include: Janus Henderson Group plc, and Skechers USA, Inc. The Fund sold its holdings in Skechers USA as the company’s stock price reached our valuation. The Fund exited its position in Janus Henderson Group as the asset management company continued to experience net outflows and was not on track to reverse this problematic trend as we anticipated in our investment thesis.

Our Leaders

Leading performers for the six-month reporting period ended December 31, 2019, include: Spartan Motors, Generac Holdings, Vishay Intertechnology, Prestige Consumer Healthcare and Zimmer Biomet Holdings. At the close of the fiscal year the Fund continued to maintain positions in each of these five companies.

Our Laggards

Laggards during the six-month reporting period include: Lifetime Brands, Spirit Airlines, Janus Henderson Group, Dine Brands Global and Wabash National Corporation. During the reporting period the Fund liquidated its position in Janus Henderson Group as discussed previously in this letter.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

REVIEW OF STRATEGIC OPPORTUNITIES

In each of our previous letters to shareholders we have included a discussion of the Fund’s activist investments under the heading, “Review of Activist Holdings.” As the Fund passed its tenth anniversary on November 1, 2016, we decided to broaden our discussion of specific holdings to include a review of all the Fund’s strategic situations, in addition to activist holdings, that we believe merit attention. As a reminder, we categorize activist investments as situations where we have identified companies that face unique strategic choices, challenges or problems and where Olstein Capital Management or an outside investor, usually a hedge fund or private equity investor, seeks to influence company management to adopt strategic alternatives that we expect to unlock greater shareholder value. Our broader definition of strategic opportunities, in addition to activist investments, will also include situations where companies have adopted specific strategic plans, undergone significant management changes, announced corporate actions that we expect to significantly improve long-term business value or returned free cash flow to investors through increased dividends, share buybacks or substantial debt paydowns.

As of December 31, 2019, the Fund was invested in thirty-three strategic situations, which represented approximately 88% of the Fund’s equity investments, and nine of its top ten holdings. Strategic holdings as of December 31, 2019, include the Fund’s eight activist holdings: Axalta Coating Systems, Blue Bird Corp., Cracker Barrel Old Country Store, Gardner Denver Holdings, Hain Celestial Group, Lifetime Brands, SeaWorld Entertainment and Wesco International.

Twenty-six portfolio companies (including six of the activist holdings mentioned above) announced actions over the past fiscal year that are expected to return free cash flow to investors through share repurchase programs, increased dividend payments and/or substantial debt paydowns. Eleven companies announced substantial share repurchase programs and twelve portfolio companies announced significant increases to dividend payments during the year. Three portfolio companies announced favorable debt arrangements or debt restructuring actions which are expected to reduce annual interest payments and improve balance sheet strength. Sixteen companies in the portfolio have announced senior leadership changes over the past year, usually at the Chief Executive Officer, Chief Financial Officer and/or Chief Marketing & Strategy Officer. When we interpret these events as a signal that change was about to take place which might enhance a company’s value, such as the pursuit of a new growth opportunity, a synergistic acquisition or the divestiture of a losing division, or finally a cost cutting program initiated by improving production capabilities (which could lead to material margin improvement), we look behind the

OLSTEIN STRATEGIC OPPORTUNITIES FUND

numbers to determine whether value has been enhanced by increased future free cash flow not yet recognized by the market.

FINAL THOUGHTS

Instead of making investment decisions based on momentum or current market sentiment, we focus on identifying individual companies whose future free cash flow is not being properly valued by the market and thus are potential candidates for meaningful capital appreciation. Analysis of specific companies, their potential prospects and undervaluation, rather than overall market sentiment, will continue to guide our strategy in 2020. We will continue to focus on understanding a business, its potential to generate sustainable free cash flow and ultimately its value. After identifying companies that meet our previously mentioned well-defined investment criteria, we then take advantage of market conditions and downward price movements to buy such companies or add to our existing positions at what we believe are advantageous prices that increase the chance for a successful investment outcome.

We value your trust and remind you that our money is invested alongside yours as we work hard to accomplish the Fund’s objective of long-term capital appreciation. We look forward to writing to you again at the close of our fiscal year.

Sincerely,

Eric Heyman	Robert A. Olstein
Co-Portfolio Manager	Chairman and Chief Investment Officer

The above represents the opinion of the Manager and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. The references to securities are not buy or sell recommendations but are intended to be descriptive examples of the Fund’s investment philosophy and are subject to change. Do not make investments based on the securities referenced. A full schedule of Fund holdings as of 12/31/19 is contained in this report and is subject to change. This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, charges and expenses of the Olstein Funds and should be read carefully before investing. A current prospectus may be obtained by calling (800) 799-2113 or visiting the Olstein Funds’ website at www.olsteinfunds.com.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Funds follow a value-oriented investment approach. However, a particular value stock may not increase in price as the Investment Manager anticipates and may actually decline in price if other investors fail to recognize the stock’s value or if a catalyst that the Investment Manager believes will increase the price of the stock does not occur or does not affect the price of the stock in the manner or to the degree that the Investment Manager anticipated. Also, the Investment Manager’s calculation of a stock’s private market value involves estimates of future cash flow which may prove to be incorrect and, therefore, could result in sales of the stock at prices lower than the Fund’s original purchase price. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. There is no assurance that the Fund will achieve its investment objective.

An investment in a portfolio containing small- and mid-cap companies is subject to additional risks, as the share prices of small- and mid-cap companies are often more volatile than those of larger companies due to several factors, including limited trading volumes, products, financial resources, management inexperience and less publicly available information. The activist strategy invests in stocks of underperforming companies and any shareholder activism might not result in a change in performance or corporate governance. These stocks could also experience less liquidity and higher share price and trading volume volatility than stocks of other companies.

The Russell 2500 Index® measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “SMID” cap. The Russell 2500 Index® is a subset of the Russell 3000 Index®. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500 Value Index® measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500® companies that are considered more value oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2500 Value Index® is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. The S&P 500 Index® is an unmanaged index created by Standard & Poor’s Corporation that includes a representative sample of 500 leading companies in leading industries of the U.S. economy. The Russell 3000 Index® is an unmanaged index that seeks to represent the broad U.S. equity universe accounting for approximately 98% of the U.S. market capitalization. While not Fund benchmarks, the S&P 500 Index® and the Russell 3000 Index® are broad based indicators that are considered to represent the U.S. stock market performance in general. Past performance does not guarantee future results. Index returns do not reflect payment of any expenses, fees or sales charges an investor would pay to purchase the securities the Index represents. Such costs would lower performance. An investor cannot invest directly in an index.

Distributed by Compass Distributors, LLC – Member FINRA

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Value of $10,000 Investment (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class A Inception through the Period Ended of 12/31/19. The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Rate of Return For Periods Ended December 31, 2019
	1 Year	Inception(5)
Olstein All Cap Value – Class A (without Load)(1)	28.09%	7.00%
Olstein All Cap Value – Class A (Load Adjusted)(1)	21.07%	2.40%
Russell 3000® Value Index(2)	26.26%	8.15%
Russell 3000® Index(3)	31.02%	10.03%
S&P 500® Index(4)	31.49%	11.27%

(1)
Assumes reinvestment of dividends and capital gains. Reflects the effect of the maximum sale load charge of 5.50% in load adjusted return. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
Russell 3000® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(3)
The Russell 3000® Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market. Russell 3000® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(4)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(5)	Commenced operations on September 17, 2018.

OLSTEIN ALL CAP VALUE FUND

Value of $10,000 Investment (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class C for the past 10 years through the Period Ended of 12/31/19. The line chart does not reflect any applicable Contingent Deferred Sales Charge. The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Rate of Return For Periods Ended December 31, 2019
	1 Year	5 Year	10 Year	15 Year	Inception(5)
Olstein All Cap Value – Class C(1)	26.15%	5.47%	10.13%	5.70%	9.91%
Russell 3000® Value Index(2)	26.26%	8.20%	11.71%	7.58%	9.22%
Russell 3000® Index(3)	31.02%	11.24%	13.42%	9.03%	9.35%
S&P 500® Index(4)	31.49%	11.70%	13.56%	9.00%	9.37%

(1)
Assumes reinvestment of dividends and capital gains. Also includes all expenses at the end of each period and assumes the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a “net return.” The CDSC is based on the lesser of the original purchase price and the value of such shares at the time of redemption. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
Russell 3000® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(3)
The Russell 3000® Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market. Russell 3000® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(4)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(5)	Commenced operations on September 21, 1995.

OLSTEIN ALL CAP VALUE FUND

Value of $10,000 Investment (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Adviser Class for the past 10 years through the Period Ended of 12/31/19. The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Rate of Return For Periods Ended December 31, 2019
	1 Year	5 Year	10 Year	15 Year	Inception(5)
Olstein All Cap Value –
Adviser Class(1)	28.46%	6.54%	11.14%	6.61%	8.00%
Russell 3000® Value Index(2)	26.26%	8.20%	11.71%	7.58%	7.32%
Russell 3000® Index(3)	31.02%	11.24%	13.42%	9.03%	6.99%
S&P 500® Index(4)	31.49%	11.70%	13.56%	9.00%	6.60%

(1)
Assumes reinvestment of dividends and capital gains. Also includes all expenses at the end of each period and thus represents a “net return.” Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
Russell 3000® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(3)
The Russell 3000® Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market. Russell 3000® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(4)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(5)	Commenced operations on September 21, 1999.

OLSTEIN ALL CAP VALUE FUND

Value of $10,000 Investment (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class A Inception through the Period Ended of 12/31/19. The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Rate of Return For Periods Ended December 31, 2019
	1 Year	5 Year	10 Year	Inception(5)
Olstein Strategic Opportunities –
Class A (without Load)(1)	28.61%	3.84%	10.78%	7.25%
Olstein Strategic Opportunities –
Class A (Load Adjusted)(1)	21.51%	2.66%	10.16%	6.79%
Russell 2500® Value Index(2)	23.56%	7.18%	11.25%	7.10%
Russell 2500® Index(3)	27.77%	8.93%	12.58%	8.60%
S&P 500® Index(4)	31.49%	11.70%	13.56%	9.03%

(1)
Assumes reinvestment of dividends and capital gains. Reflects the effect of the maximum sales load charge of 5.50% in load adjusted return. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
Russell 2500® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflection the deduction of any fees or expenses associated with investments, and thus represents a “gross return”. One cannot invest directly in an index.

(3)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index. Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(4)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(5)	Commenced operations on November 1, 2006.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Value of $10,000 Investment (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class C Inception through the Period Ended of 12/31/19. The line chart does not reflect any applicable Contingent Deferred Sales Charge. The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Rate of Return For Periods Ended December 31, 2019
	1 Year	5 Year	10 Year	Inception(5)
Olstein Strategic Opportunities –
Class C(1)	26.54%	3.05%	9.96%	6.47%
Russell 2500® Value Index(2)	23.56%	7.18%	11.25%	7.10%
Russell 2500® Index(3)	27.77%	8.93%	12.58%	8.60%
S&P 500® Index(4)	31.49%	11.70%	13.56%	9.03%

(1)
Assumes reinvestment of dividends and capital gains. Also includes all expenses at the end of each period and assumes the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a “net return.” The CDSC is based on the lesser of the original purchase price and the value of such shares at the time of redemption. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
Russell 2500® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflection the deduction of any fees or expenses associated with investments, and thus represents a “gross return”. One cannot invest directly in an index.

(3)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index. Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(4)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(5)	Commencement of operation was November 1, 2006.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Value of $10,000 Investment (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Adviser Class Inception through the Period Ended of 12/31/19. The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Rate of Return For Periods Ended December 31, 2019
	1 Year	3 Year	Inception(5)
Olstein Strategic Opportunities – Adviser Class(1)	28.88%	5.65%	3.36%
Russell 2500® Value Index(2)	23.56%	6.12%	7.20%
Russell 2500® Index(3)	27.77%	10.33%	8.58%
S&P 500® Index(4)	31.49%	15.27%	11.94%

(1)
Assumes reinvestment of dividends and capital gains. Also includes all expenses at the end of each period and thus represents a “net return”. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
Russell 2500® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(3)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index. Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(4)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(5)	Commenced operations on May 11, 2015.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Funds
Expense Examples as of December 31, 2019 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions, sales loads on purchase payments or contingent deferred sales charges on redemptions, if any, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees, interest expense and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 – December 31, 2019).

Actual Expenses For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

THE OLSTEIN FUNDS

All Cap Value Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	7/1/2019	12/31/2019	7/1/2019 to 12/31/2019
Actual
Class A(2)	$1,000.00	$1,090.60	$7.46
Class C(2)	$1,000.00	$1,086.40	$11.33
Adviser Class(2)	$1,000.00	$1,092.60	$6.10

Hypothetical (5% return
before expenses)
Class A	$1,000.00	$1,018.00	$7.20
Class C	$1,000.00	$1,014.28	$10.94
Adviser Class	$1,000.00	$1,019.30	$5.89

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.42%, 2.16% and 1.16% for Class A, Class C and the Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended December 31, 2019 of 9.06%, 8.64% and 9.26% for Class A, Class C and the Adviser Class, respectively.

Strategic Opportunities Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(3)
	7/1/2019	12/31/2019	7/1/2019 to 12/31/2019
Actual
Class A(4)	$1,000.00	$1,110.80	$8.49
Class C(4)	$1,000.00	$1,106.10	$12.44
Adviser Class(4)	$1,000.00	$1,111.90	$7.17

Hypothetical (5% return
before expenses)
Class A	$1,000.00	$1,017.09	$8.11
Class C	$1,000.00	$1,013.32	$11.89
Adviser Class	$1,000.00	$1,018.35	$6.85

(3)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.60%, 2.35% and 1.35% for Class A, Class C and the Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

(4)	Based on the actual returns for the six-month period ended December 31, 2019 of 11.08%, 10.61% and 11.19% for the Class A, Class C and the Adviser Class, respectively.

THE OLSTEIN FUNDS

Olstein All Cap Value Fund
Allocation of Portfolio Assets as a percentage of investments
December 31, 2019 (Unaudited)

Olstein Strategic Opportunities Fund
Allocation of Portfolio Assets as a percentage of investments
December 31, 2019 (Unaudited)

THE OLSTEIN FUNDS

Olstein All Cap Value Fund
Schedule of Investments as of December 31, 2019 (Unaudited)

COMMON STOCKS – 89.0%
ADVERTISING AGENCIES – 1.2%	Shares	Value
Omnicom Group, Inc. (a)	97,000	$7,858,940

AEROSPACE & DEFENSE – 1.1%
United Technologies Corporation	45,000	6,739,200

AIR DELIVERY & FREIGHT SERVICES – 2.7%
FedEx Corporation	62,000	9,375,020
United Parcel Service, Inc. – Class B	65,000	7,608,900
		16,983,920

AIRLINES – 3.2%
Delta Air Lines, Inc.	138,000	8,070,240
JetBlue Airways Corporation (a)(b)	353,000	6,608,160
Spirit Airlines, Inc. (a)(b)	134,800	5,433,788
		20,112,188

AUTO COMPONENTS – 1.9%
Aptiv PLC (a)(c)	49,000	4,653,530
BorgWarner, Inc.	171,000	7,417,980
		12,071,510

AUTO MANUFACTURERS – 1.1%
General Motors Company	183,000	6,697,800

CAPITAL MARKETS – 1.3%
Goldman Sachs Group, Inc.	36,500	8,392,445

CHEMICALS – 4.3%
Corteva, Inc.	207,000	6,118,920
Dow, Inc. (a)	110,000	6,020,300
DuPont de Nemours, Inc.	106,000	6,805,200
Eastman Chemical Company	104,200	8,258,892
		27,203,312

COMMERCIAL BANKS – 6.8%
Bank of New York Mellon Corporation	99,000	4,982,670
Citizens Financial Group, Inc.	195,000	7,918,950
Fifth Third Bancorp	203,000	6,240,220

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 89.0% – continued
COMMERCIAL BANKS – 6.8% – continued	Shares	Value
Prosperity Bancshares, Inc. (a)	68,800	$4,946,032
Truist Financial Corporation	63,000	3,548,160
U.S. Bancorp	130,000	7,707,700
Wells Fargo & Company	152,000	8,177,600
		43,521,332

COMMERCIAL SERVICES – 1.4%
Moody’s Corporation	20,000	4,748,200
S&P Global, Inc.	16,000	4,368,800
		9,117,000

COMMUNICATIONS EQUIPMENT – 1.4%
Cisco Systems, Inc.	189,000	9,064,440

COMPUTERS – 2.0%
Apple, Inc.	19,000	5,579,350
Western Digital Corporation (a)	114,800	7,286,356
		12,865,706

CONSUMER FINANCE – 2.9%
American Express Company	25,100	3,124,699
Equifax, Inc.	40,400	5,660,848
MasterCard, Inc. – Class A	16,000	4,777,440
Visa, Inc. – Class A (a)	26,000	4,885,400
		18,448,387

CONTAINERS & PACKAGING – 2.0%
Packaging Corporation of America (a)	39,699	4,445,891
WestRock Company	189,000	8,109,990
		12,555,881
DIVERSIFIED FINANCIAL SERVICES – 1.8%
Franklin Resources, Inc. (a)	15,000	389,700
Invesco Ltd. (c)	353,000	6,346,940
Legg Mason, Inc.	123,000	4,416,930
		11,153,570

E-COMMERCE – 1.2%
eBay, Inc.	210,000	7,583,100

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 89.0% – continued
ELECTRICAL EQUIPMENT – 2.8%	Shares	Value
Eaton Corporation PLC (c)	50,000	$4,736,000
Generac Holdings, Inc. (b)	96,500	9,706,935
Littelfuse, Inc. (a)	18,300	3,500,790
		17,943,725

ELECTRONICS – 1.9%
Keysight Technologies, Inc. (b)	47,000	4,823,610
Sensata Technologies Holding PLC (b)(c)	133,850	7,210,499
		12,034,109

ENERGY – 2.5%
Chevron Corporation	40,000	4,820,400
Exxon Mobil Corporation	65,000	4,535,700
Schlumberger Ltd. (c)	170,000	6,834,000
		16,190,100

FOOD & DRUG RETAILERS – 3.0%
CVS Health Corporation	124,500	9,249,105
Walgreens Boots Alliance, Inc.	169,000	9,964,240
		19,213,345

HEALTH CARE EQUIPMENT & SUPPLIES – 5.1%
Baxter International, Inc.	41,000	3,428,420
Becton, Dickinson and Company (a)	32,000	8,703,040
Danaher Corporation	21,000	3,223,080
Medtronic PLC (c)	69,000	7,828,050
Zimmer Biomet Holdings, Inc.	61,150	9,152,932
		32,335,522

HEALTH CARE PROVIDERS & SERVICES – 1.7%
UnitedHealth Group, Inc.	22,000	6,467,560
Universal Health Services, Inc. – Class B	31,000	4,447,260
		10,914,820

HOTELS & LEISURE – 0.9%
SeaWorld Entertainment, Inc. (a)(b)	189,450	6,007,459

HOTELS, RESTAURANTS & LEISURE – 1.2%
Norwegian Cruise Line Holdings Ltd. (b)(c)	133,000	7,768,530

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 89.0% – continued
HOUSEHOLD DURABLES – 2.0%	Shares	Value
Mohawk Industries, Inc. (b)	66,100	$9,014,718
Snap-on, Inc.	21,000	3,557,400
		12,572,118

INDUSTRIAL EQUIPMENT WHOLESALE – 1.3%
WESCO International, Inc. (b)	142,550	8,466,045

INSURANCE – 3.8%
Aon PLC (c)	20,000	4,165,800
Marsh & McLennan Companies, Inc.	33,000	3,676,530
Prudential Financial, Inc.	67,000	6,280,580
Travelers Companies, Inc.	30,400	4,163,280
Willis Towers Watson PLC (c)	30,000	6,058,200
		24,344,390

INTERNET & DIRECT MARKETING RETAIL – 0.6%
Booking Holdings, Inc. (a)(b)	1,900	3,902,087

INTERNET SOFTWARE & SERVICES – 1.5%
Alphabet, Inc. – Class C (b)	7,300	9,760,246

MACHINERY – 4.1%
Caterpillar, Inc.	38,000	5,611,840
Cummins, Inc.	23,000	4,116,080
Gardner Denver Holdings, Inc. (a)(b)	132,000	4,841,760
Middleby Corporation (b)	44,000	4,818,880
Parker-Hannifin Corporation	16,000	3,293,120
Regal Beloit Corporation	37,700	3,227,497
		25,909,177

MATERIALS – 0.7%
Axalta Coating Systems Ltd. (b)(c)	153,113	4,654,635
MEDIA – 6.4%
Comcast Corporation – Class A	183,000	8,229,510
Discovery, Inc. – Class C (b)	428,504	13,065,087
ViacomCBS, Inc. – Class B	259,368	10,885,675
Walt Disney Company	59,600	8,619,948
		40,800,220

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 89.0% – continued
MULTILINE RETAIL – 0.7%	Shares	Value
Dollar Tree, Inc. (b)	49,000	$4,608,450

OFFICE ELECTRONICS – 1.0%
Zebra Technologies Corporation – Class A (b)	24,500	6,258,280

PHARMACEUTICALS – 0.5%
Thermo Fisher Scientific, Inc.	9,500	3,086,265

RESTAURANTS – 2.4%
Cracker Barrel Old Country Store, Inc. (a)	31,000	4,765,940
Dine Brands Global, Inc. (a)	65,150	5,441,328
McDonald’s Corporation	27,000	5,335,470
		15,542,738

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 3.0%
Intel Corporation (a)	164,000	9,815,400
Kulicke and Soffa Industries, Inc.	190,897	5,192,398
Texas Instruments, Inc.	34,000	4,361,860
		19,369,658

SOFTWARE – 1.5%
Microsoft Corporation	33,000	5,204,100
Oracle Corporation	83,000	4,397,340
		9,601,440

SPECIALTY RETAIL – 0.8%
Lowe’s Companies, Inc.	40,000	4,790,400

TELECOMMUNICATIONS – 1.0%
Corning, Inc. (a)	227,000	6,607,970

TEXTILES, APPAREL & LUXURY GOODS – 1.2%
Tapestry, Inc.	287,000	7,740,390

TRANSPORTATION EQUIPMENT – 1.1%
Greenbrier Companies, Inc. (a)	222,000	7,199,460
TOTAL COMMON STOCKS (Cost $476,220,007)		567,990,310

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

SHORT-TERM INVESTMENT – 11.0%
MONEY MARKET DEPOSIT ACCOUNT – 11.0%	Shares	Value
U.S. Bank, N.A., 1.60% (d)
Total Money Market Deposit Account	70,389,734	$70,389,734
TOTAL SHORT-TERM INVESTMENT (Cost $70,389,734)		70,389,734

INVESTMENT PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING – 10.4%
INVESTMENT COMPANY – 10.4%
Mount Vernon Liquid Assets Portfolio, LLC 1.81% (e)
Total Investment Company	66,363,224	66,363,224
TOTAL INVESTMENT PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING (Cost $66,363,224)		66,363,224

TOTAL INVESTMENTS – 110.4%
(Cost $612,972,965)		704,743,268
LIABILITIES IN EXCESS OF OTHER ASSETS – (10.4)%		(66,316,999)
TOTAL NET ASSETS – 100.0%		$638,426,269

(a)	All or a portion of this security was out on loan at December 31, 2019. Total loaned securities had a value of $65,056,898 at December 31, 2019.
(b)	Non-income producing security.
(c)	U.S. Dollar-denominated foreign security.
(d)
The Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of December 31, 2019.

(e)	The rate quoted is the annualized seven-day yield for the Fund at period end.
PLC – Public Limited Company

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein Strategic Opportunities Fund
Schedule of Investments as of December 31, 2019 (Unaudited)

COMMON STOCKS – 92.6%
AIRLINES – 2.8%	Shares	Value
Spirit Airlines, Inc. (a)(b)	57,200	$2,305,732

AUTO COMPONENTS – 4.6%
Miller Industries, Inc.	33,000	1,225,290
Spartan Motors, Inc.	143,000	2,585,440
		3,810,730

AUTO MANUFACTURERS – 3.5%
Blue Bird Corporation (b)	129,000	2,956,680

COMMERCIAL BANKS – 8.7%
Citizens Financial Group, Inc.	72,000	2,923,920
Home BancShares, Inc.	85,000	1,671,100
Prosperity Bancshares, Inc. (a)	37,300	2,681,497
		7,276,517

CONTAINERS & PACKAGING – 2.8%
WestRock Company	55,000	2,360,050

DIVERSIFIED FINANCIAL SERVICES – 2.8%
Legg Mason, Inc. (a)	65,400	2,348,514

ELECTRICAL EQUIPMENT – 3.0%
Generac Holdings, Inc. (b)	14,600	1,468,614
Littelfuse, Inc. (a)	5,600	1,071,280
		2,539,894

ELECTRONIC COMPONENTS – 0.8%
Vishay Intertechnology, Inc. (a)	32,000	681,280

ELECTRONICS – 4.1%
Keysight Technologies, Inc. (a)(b)	7,900	810,777
Sensata Technologies Holding PLC (a)(b)(c)	48,150	2,593,840
		3,404,617

FOOD PRODUCTS – 1.5%
Hain Celestial Group, Inc. (a)(b)	47,000	1,219,885

HEALTH CARE EQUIPMENT & SUPPLIES – 3.2%
Zimmer Biomet Holdings, Inc.	17,850	2,671,788

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 92.6% – continued
HEALTH CARE PRODUCTS – 1.5%	Shares	Value
Integra LifeSciences Holdings Corporation (b)	21,000	$1,223,880

HOTELS & LEISURE – 3.6%
SeaWorld Entertainment, Inc. (a)(b)	95,550	3,029,891

HOUSEHOLD DURABLES – 5.4%
Central Garden & Pet Company – Class A (b)	93,000	2,730,480
Lifetime Brands, Inc.	260,000	1,807,000
		4,537,480

INDUSTRIAL EQUIPMENT WHOLESALE – 6.0%
Park-Ohio Holdings Corporation	51,000	1,716,150
WESCO International, Inc. (b)	55,350	3,287,237
		5,003,387

MACHINERY – 9.6%
AGCO Corporation	10,000	772,500
Federal Signal Corporation	25,300	815,925
Gardner Denver Holdings, Inc. (a)(b)	46,000	1,687,280
Lydall, Inc. (b)	80,000	1,641,600
Middleby Corporation (b)	13,000	1,423,760
Regal Beloit Corporation	19,300	1,652,273
		7,993,338

MATERIALS – 2.3%
Axalta Coating Systems Ltd. (b)(c)	63,887	1,942,165

MEDIA – 4.1%
Discovery, Inc. – Class C (b)	113,096	3,448,297

OFFICE ELECTRONICS – 2.1%
Zebra Technologies Corporation – Class A (b)	7,000	1,788,080

OIL & GAS – 0.3%
NOW, Inc. (b)	20,000	224,800

PHARMACEUTICALS – 3.1%
Prestige Brands Holdings, Inc. (a)(b)	64,000	2,592,000

RESTAURANTS – 5.6%
Cracker Barrel Old Country Store, Inc. (a)	8,000	1,229,920
Denny’s Corporation (b)	55,000	1,093,400

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 92.6% – continued
RESTAURANTS – 5.6% – continued	Shares	Value
Dine Brands Global, Inc. (a)	27,850	$2,326,032
		4,649,352

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 3.2%
Kulicke and Soffa Industries, Inc.	97,103	2,641,202

SPECIALTY RETAIL – 3.2%
Big Lots, Inc. (a)	93,000	2,670,960

TRANSPORTATION EQUIPMENT – 4.8%
Greenbrier Companies, Inc.	59,200	1,919,856
Wabash National Corporation (a)	143,000	2,100,670
		4,020,526
TOTAL COMMON STOCKS (Cost $65,820,252)		77,341,045

SHORT-TERM INVESTMENT – 7.2%
MONEY MARKET DEPOSIT ACCOUNT – 7.2%
U.S. Bank N.A., 1.60% (d)
TOTAL MONEY MARKET DEPOSIT ACCOUNT	6,005,820	6,005,820
TOTAL SHORT-TERM INVESTMENT (Cost $6,005,820)		6,005,820

INVESTMENT PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING – 23.5%
INVESTMENT COMPANY – 23.5%
Mount Vernon Liquid Assets Portfolio, LLC 1.81% (e)
Total Investment Company	19,612,670	19,612,670
TOTAL INVESTMENT PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING (Cost $19,612,670)		19,612,670

TOTAL INVESTMENTS – 123.3%
(Cost $91,438,742)		102,959,535
LIABILITIES IN EXCESS OF OTHER ASSETS – (23.3)%		(19,429,838)
TOTAL NET ASSETS – 100.0%		$83,529,697

(a)	All or a portion of this security was out on loan at December 31, 2019. Total loaned securities had a value of $19,180,740 at December 31, 2019.
(b)	Non-income producing security.
(c)	U.S. Dollar-denominated foreign security.
(d)
The Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of December 31, 2019.

(e)	The rate quoted is the annualized seven-day yield for the Fund at period end.
PLC – Public Limited Company

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Funds
Statements of Assets and Liabilities as of December 31, 2019 (Unaudited)

		Olstein
	Olstein	Strategic
	All Cap	Opportunities
	Value Fund	Fund
Assets:
Investments, at value(1) (at cost $612,972,965
and $91,438,742, respectively)	$704,743,268	$102,959,535
Receivable for investment securities sold	532,557	94,626
Receivable for capital shares sold	433,486	178,746
Dividends and interest receivable	849,410	104,354
Receivable for securities lending	9,632	1,970
Prepaid expenses	105,463	41,258
Total Assets	$706,673,816	$103,380,489

Liabilities:
Payable upon return of securities loaned	66,363,224	19,612,670
Payable for investment securities purchased	267,002	—
Payable for capital shares redeemed	583,653	99,818
Payable to investment adviser	535,154	60,318
Accrued distribution fees	316,670	18,879
Payable for transfer agent fees & expenses	82,363	24,402
Payable for fund administration & accounting fees	63,718	21,095
Payable for trustee fees	3,596	3,411
Payable for compliance fees	2,190	2,190
Payable for custody fees	7,146	941
Accrued expenses	22,831	7,068
Total Liabilities	68,247,547	19,850,792
Net Assets	$638,426,269	$83,529,697

Net Assets Consist of:
Paid-in capital	$532,506,419	$72,858,324
Total distributable earnings	105,919,850	10,671,373
Total net assets	$638,426,269	$83,529,697

(1)	Includes securities on loan with a value of $65,056,898 and $19,180,740, respectively.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN FUNDS

		Olstein
	Olstein	Strategic
	All Cap	Opportunities
	Value Fund	Fund
CLASS A:
Net assets	$71,693,739	$22,253,077
Shares of beneficial interest outstanding(1)	2,809,250	1,162,331
Net asset value, offering price and redemption price per share	$25.52	$19.15
Maximum offering price per share(2)	$27.01	$20.26

Class C:
Net assets	$359,826,749	$17,097,872
Shares of beneficial interest outstanding(1)	18,187,576	1,000,200
Net asset value, offering price and redemption price per share(3)	$19.78	$17.09

Adviser Class:
Net assets	$206,905,781	$44,178,748
Shares of beneficial interest outstanding(1)	8,076,941	2,280,983
Net asset value, offering price and redemption price per share	$25.62	$19.37

(1)	Unlimited number of shares authorized without par value.
(2)	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.
(3)	May be subject to a contingent deferred sales charge of 1.00% on certain shares redeemed within 12 months of purchase on Class C shares.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN FUNDS

The Olstein Funds
Statements of Operations
For the Six Months Ended December 31, 2019 (Unaudited)

		Olstein
	Olstein	Strategic
	All Cap	Opportunities
	Value Fund	Fund
Investment Income:
Dividend income	$6,100,541	$585,979
Interest income	530,158	41,266
Securities lending income, net	44,189	12,091
Total investment income	6,674,888	639,336

Expenses:
Investment advisory fees (See Note 4)	3,071,780	393,762
Transfer agent fees & expenses (See Note 4)	195,931	63,804
Fund administration & accounting fees (See Note 4)	174,631	64,512
Federal & state registration fees	28,295	24,361
Custody fees (See Note 4)	20,898	2,848
Postage & printing fees	14,876	4,487
Other expenses	13,659	4,912
Legal fees	10,285	10,087
Audit fees	9,285	9,285
Trustee fees	7,360	6,992
Compliance fees (See Note 4)	6,525	6,525
Distribution fees (See Note 5)
Class A	58,584	24,467
Class C	1,846,244	87,372
Total expenses	5,458,353	703,414
Less: waiver from investment adviser (See Note 4)	—	(59,996)
Net expenses	5,458,353	643,418
Net investment income (loss)	1,216,535	(4,082)

Realized and Unrealized Gain on Investments:
Net realized gain on investments	17,724,345	719,541
Net change in unrealized appreciation/depreciation on investments	33,758,508	7,651,430
Net realized and unrealized gain on investments	51,482,853	8,370,971
Net increase in net assets resulting from operations	$52,699,388	$8,366,889

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK.)

Olstein All Cap Value Fund
Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	December 31, 2019	Year Ended
	(Unaudited)	June 30, 2019
Operations:
Net investment income	$1,216,535	$1,030,634
Net realized gain on investments	17,724,345	25,818,043
Change in unrealized appreciation/depreciation on investments	33,758,508	3,206,445
Net increase in net assets resulting from operations	52,699,388	30,055,122

Capital Share Transactions:
Class A(1):
Proceeds from shares sold	56,625,104	13,341,335
Proceeds from reinvestment of distributions	2,029,505	68
Payments for shares redeemed	(2,713,609)	(689,390)
Increase in net assets resulting from Class A transactions	55,941,000	12,652,013
Class C:
Proceeds from shares sold	3,084,546	4,678,652
Proceeds from reinvestment of distributions	9,924,575	34,974,662
Payments for shares redeemed	(72,663,618)	(76,243,691)
Decrease in net assets resulting from Class C transactions	(59,654,497)	(36,590,377)
Adviser Class:
Proceeds from shares sold	3,261,707	8,354,399
Proceeds from reinvestment of distributions	5,200,929	12,734,803
Payments for shares redeemed	(7,605,495)	(27,670,335)
Increase (Decrease) in net assets resulting
from Adviser Class transactions	857,141	(6,581,133)
Net decrease in net assets from capital share transactions	(2,856,356)	(30,519,497)

(1)	Inception date of Class A was September 17, 2018.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

	For the
	Six Months Ended	For the
	December 31, 2019	Year Ended
	(Unaudited)	June 30, 2019
Distributions to shareholders:
Class A(1)	$(2,033,873)	$(68)
Class C	(11,483,184)	(38,756,217)
Adviser Class	(5,937,958)	(14,497,588)
Total distributions to shareholders	(19,455,015)	(53,253,873)

Total Increase (Decrease) in Net Assets:	30,388,017	(53,718,248)

Net Assets:
Beginning of period	608,038,252	661,756,500
End of period	$638,426,269	$608,038,252

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein Strategic Opportunities Fund
Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	December 31, 2019	Year Ended
	(Unaudited)	June 30, 2019
Operations:
Net investment loss	$(4,082)	$(187,241)
Net realized gain on investments	719,541	3,749,961
Change in unrealized appreciation/depreciation on investments	7,651,430	(4,286,931)
Net increase (decrease) in net assets resulting from operations	8,366,889	(724,211)

Capital Share Transactions:
Class A:
Proceeds from shares sold	3,621,594	1,291,668
Proceeds from reinvestment of distributions	—	136,525
Payments for shares redeemed	(1,373,717)	(6,296,117)
Increase (Decrease) in net assets resulting
from Class A transactions	2,247,877	(4,867,924)
Class C:
Proceeds from shares sold	125,003	1,373,230
Proceeds from reinvestment of distributions	—	182,393
Payments for shares redeemed	(4,231,415)	(6,053,844)
Decrease in net assets resulting from Class C transactions	(4,106,412)	(4,498,221)
Adviser Class:
Proceeds from shares sold	2,228,441	4,535,213
Proceeds from reinvestment of distributions	—	382,394
Payments for shares redeemed	(3,796,519)	(36,904,913)
Decrease in net assets resulting from
Adviser Class transactions	(1,568,078)	(31,987,306)
Net decrease in net assets from capital share transactions	(3,426,613)	(41,353,451)

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

	For the
	Six Months Ended	For the
	December 31, 2019	Year Ended
	(Unaudited)	June 30, 2019
Distributions to shareholders:
Class A	$—	$(169,641)
Class C	—	(193,761)
Adviser Class	—	(417,384)
Total distributions to shareholders	—	(780,786)

Total Increase (Decrease) in Net Assets	4,940,276	(42,858,448)

Net Assets:
Beginning of period	78,589,421	121,447,869
End of period	$83,529,697	$78,589,421

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein All Cap Value Fund
Financial Highlights

Class A

	For the Six	Period
	Months Ended	Inception(1)
	Dec. 31,	through
	2019	June 30,
	(Unaudited)	2019
Net Asset Value, Beginning of Period	$24.10	$26.07
Investment Operations:
Net investment income(2)	0.10	0.13
Net realized and unrealized gain (loss) on investments	2.07	(0.32)
Total from investment operations	2.17	(0.19)
Less distributions from:
Net investment income	(0.10)	—
Net realized gains	(0.65)	(1.78)
Total distributions	(0.75)	(1.78)
Net Asset Value, End of Period	$25.52	$24.10
Total Return(3)(4)	9.06%	0.04%

Supplemental Data and Ratios
Net assets, end of period (000’s omitted)	$71,693	$12,920
Ratio of expenses to average net assets(5)	1.42%	1.43%
Ratio of net investment income to average net assets(5)	0.76%	0.68%
Portfolio Turnover(4)(6)	15.41%	38.73%

(1)	Inception date of Class A was September 17, 2018.
(2)	Per share amounts calculated using the average shares method.
(3)	Total return does not reflect sales charges.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Portfolio turnover disclosed is for the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Financial Highlights

Class C

	For the
	Six Months	For the	For the	For the	For the	For the
	Ended	Year	Year	Year	Year	Year
	Dec. 31,	Ended	Ended	Ended	Ended	Ended
	2019	June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)	2019	2018	2017	2016	2015
Net Asset Value,
Beginning of Period	$18.82	$19.79	$19.90	$16.70	$21.40	$19.82
Investment Operations:
Net investment income (loss)(1)	— (2)	(0.03)	(0.12)	(0.14)	(0.07)	(0.16)
Net realized and unrealized
gain (loss) on investments	1.61	0.84	1.22	3.38	(1.74)	1.99
Total from investment operations	1.61	0.81	1.10	3.24	(1.81)	1.83
Less distributions from:
Net realized gains	(0.65)	(1.78)	(1.21)	(0.04)	(2.89)	(0.25)
Total distributions	(0.65)	(1.78)	(1.21)	(0.04)	(2.89)	(0.25)
Net Asset Value, End of Period	$19.78	$18.82	$19.79	$19.90	$16.70	$21.40
Total Return(3)(4)	8.64%	5.07%	5.57%	19.42%	-8.83%	9.24%

Supplement Data and Ratios
Net assets, end of
period (000’s omitted)	$359,827	$400,820	$456,794	$493,526	$463,972	$618,561
Ratio of expenses to average net assets(5)	2.16%	2.19%	2.25%	2.25%	2.25%	2.26%
Ratio of net investment income (loss)
to average net assets(5)	0.02%	(0.15)%	(0.60)%	(0.74)%	(0.40)%	(0.78)%
Portfolio Turnover(4)(6)	15.41%	38.73%	53.79%	55.51%	51.13%	57.57%

(1)	Per share amounts calculated using the average shares method.
(2)	Amount is less than $0.005 per share.
(3)	Total return does not reflect sales charges.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Portfolio turnover disclosed is for the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Financial Highlights

Adviser Class

	For the
	Six Months	For the	For the	For the	For the	For the
	Ended	Year	Year	Year	Year	Year
	Dec. 31,	Ended	Ended	Ended	Ended	Ended
	2019	June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)	2019	2018	2017	2016	2015
Net Asset Value,
Beginning of Period	$24.15	$24.64	$24.25	$20.15	$24.94	$22.83
Investment Operations:
Net investment income(1)	0.13	0.20	0.10	0.06	0.13	0.05
Net realized and unrealized
gain (loss) on investments	2.09	1.09	1.50	4.08	(2.03)	2.31
Total from investment operations	2.22	1.29	1.60	4.14	(1.90)	2.36
Less distributions from:
Net investment income	(0.10)	—	—	—	—	—
Net realized gains	(0.65)	(1.78)	(1.21)	(0.04)	(2.89)	(0.25)
Total distributions	(0.75)	(1.78)	(1.21)	(0.04)	(2.89)	(0.25)
Net Asset Value, End of Period	$25.62	$24.15	$24.64	$24.25	$20.15	$24.94
Total Return(2)	9.26%	6.06%	6.66%	20.56%	-7.87%	10.35%

Supplement Data and Ratios
Net assets, end of
period (000’s omitted)	$206,906	$194,298	$204,963	$198,876	$166,465	$151,841
Ratio of expenses to average net assets(3)	1.16%	1.19%	1.25%	1.25%	1.25%	1.26%
Ratio of net investment income
to average net assets(3)	1.02%	0.85%	0.40%	0.26%	0.60%	0.22%
Portfolio Turnover(2)(4)	15.41%	38.73%	53.79%	55.51%	51.13%	57.57%

(1)	Per share amounts calculated using the average shares method.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	Portfolio turnover disclosed is for the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Class A

	For the
	Six Months	For the	For the	For the	For the	For the
	Ended	Year	Year	Year	Year	Year
	Dec. 31,	Ended	Ended	Ended	Ended	Ended
	2019	June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)	2019	2018	2017	2016	2015
Net Asset Value,
Beginning of Period	$17.24	$17.46	$16.90	$13.61	$17.71	$18.34
Investment Operations:
Net investment income (loss)(1)	— (2)	(0.03)	(0.09)	(0.08)	(0.05)	(0.11)
Net realized and unrealized
gain (loss) on investments	1.91	(0.05)	0.65	3.37	(2.63)	1.35
Total from investment operations	1.91	(0.08)	0.56	3.29	(2.68)	1.24
Less distributions from:
Net realized gains	—	(0.14)	—	—	(1.42)	(1.87)
Total distributions	—	(0.14)	—	—	(1.42)	(1.87)
Net Asset Value, End of Period	$19.15	$17.24	$17.46	$16.90	$13.61	$17.71
Total Return(3)(4)	11.08%	-0.38%	3.31%	24.17%	-15.31%	7.19%

Supplemental Data and Ratios
Net assets end of
period (000’s omitted)	$22,253	$17,801	$23,176	$31,537	$46,225	$127,928
Ratio of expenses to average net assets:
Before expense waiver/recoupment(5)	1.75%	1.73%	1.62%	1.61%	1.70%	1.59%
After expense waiver/recoupment(5)	1.60%	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment income (loss)
to average net assets:
After expense waiver/recoupment(5)	0.02%	(0.17)%	(0.54)%	(0.50)%	(0.31)%	(0.61)%
Portfolio Turnover(4)(6)	15.09%	35.03%	52.98%	64.90%	58.24%	51.68%

(1)	Per share amounts calculated using the average shares method.
(2)	Amount is less than $0.005 per share.
(3)	Total return does not reflect sales charges.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Portfolio turnover disclosed is for the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Class C

	For the
	Six Months	For the	For the	For the	For the	For the
	Ended	Year	Year	Year	Year	Year
	Dec. 31,	Ended	Ended	Ended	Ended	Ended
	2019	June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)	2019	2018	2017	2016	2015
Net Asset Value,
Beginning of Period	$15.45	$15.78	$15.39	$12.49	$16.50	$17.33
Investment Operations:
Net investment loss(1)	(0.06)	(0.14)	(0.20)	(0.18)	(0.14)	(0.23)
Net realized and unrealized
gain (loss) on investments	1.70	(0.05)	0.59	3.08	(2.45)	1.27
Total from investment operations	1.64	(0.19)	0.39	2.90	(2.59)	1.04
Less distributions from:
Net realized gains	—	(0.14)	—	—	(1.42)	(1.87)
Total distributions	—	(0.14)	—	—	(1.42)	(1.87)
Net Asset Value, End of Period	$17.09	$15.45	$15.78	$15.39	$12.49	$16.50
Total Return(2)(3)	10.61%	-1.12%	2.53%	23.22%	-15.92%	6.41%

Supplemental Data and Ratios
Net assets, end of
period (000’s omitted)	$17,098	$19,532	$24,484	$35,107	$36,127	$46,193
Ratio of expenses to average net assets:
Before expense waiver/recoupment(4)	2.50%	2.48%	2.37%	2.36%	2.45%	2.34%
After expense waiver/recoupment(4)	2.35%	2.35%	2.35%	2.35%	2.35%	2.35%
Ratio of net investment loss
to average net assets:
After expense waiver/recoupment(4)	(0.72)%	(0.92)%	(1.29)%	(1.25)%	(1.05)%	(1.36)%
Portfolio Turnover(3)(5)	15.09%	35.03%	52.98%	64.90%	58.24%	51.68%

(1)	Per share amounts calculated using the average shares method.
(2)	Total return does not reflect sales charges.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Portfolio turnover disclosed is for the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Adviser Class

	For the
	Six Months	For the	For the	For the	For the	Period
	Ended	Year	Year	Year	Year	Inception(1)
	Dec. 31,	Ended	Ended	Ended	Ended	Through
	2019	June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)	2019	2018	2017	2016	2015
Net Asset Value,
Beginning of Period	$17.42	$17.60	$16.99	$13.65	$17.72	$18.47
Investment Operations:
Net investment income (loss)(2)	0.02	0.01	(0.05)	(0.04)	(0.01)	— (3)
Net realized and unrealized
gain (loss) on investments	1.93	(0.05)	0.66	3.38	(2.64)	(0.75)
Total from investment operations	1.95	(0.04)	0.61	3.34	(2.65)	(0.75)
Less distributions from:
Net realized gains	—	(0.14)	—	—	(1.42)	—
Total distributions	—	(0.14)	—	—	(1.42)	—
Net Asset Value, End of Period	$19.37	$17.42	$17.60	$16.99	$13.65	$17.72
Total Return(4)	11.19%	-0.15%	3.59%	24.47%	-15.11%	-4.06%

Supplemental Data and Ratios
Net assets, end of
period (000’s omitted)	$44,179	$41,256	$73,788	$86,824	$60,159	$51,738
Ratio of expenses to average net assets:
Before expense waiver/recoupment(5)	1.50%	1.48%	1.37%	1.36%	1.45%	1.31%
After expense waiver/recoupment(5)	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income (loss)
to average net assets:
After expense waiver/recoupment(5)	0.27%	0.08%	(0.29)%	(0.25)%	(0.06)%	(0.14)%
Portfolio Turnover(4)(6)	15.09%	35.03%	52.98%	64.90%	58.24%	51.68%

(1)	Inception date of the Adviser Class was May 11, 2015.
(2)	Per share amounts calculated using the average shares method.
(3)	Amount is less than $0.005 per share.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Portfolio turnover disclosed is for the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Funds
Notes to Financial Statements (Unaudited)

1
Organization  Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Olstein All Cap Value Fund (“All Cap Value Fund”) and Olstein Strategic Opportunities Fund (“Strategic Fund”) (each a “Fund” and collectively, the “Funds”) are each a diversified series with their own investment objectives and policies within the Trust.  The investment objective of each Fund is long-term capital appreciation with a secondary objective of income. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. Each Fund offers three different share classes – Adviser Class, Class A, and Class C. The All Cap Value Fund commenced operations on September 21, 1995. The Class C shares commenced operations on September 21, 1995, the Adviser Class shares commenced operations on September 1, 1999, and the Class A shares commenced operations on September 17, 2018. The Strategic Fund commenced operations on November 1, 2006. The Class A shares and Class C shares each commenced operations on November 1, 2006 and the Adviser Class shares commenced operations on May 11, 2015. Each class of shares has identical rights and privileges except with respect to distribution fees and voting rights on matters affecting a single share class. Class A shares are subject to a front-end sales charge of up to 5.50% and a 0.25% Rule 12b-1 distribution and servicing fee. Class C shares may be subject to a deferred sales charge of up to 1.00% and are subject to a 1.00% Rule 12b-1 distribution and servicing fee. The Funds may issue an unlimited number of shares of beneficial interest without par value.

On September 14, 2018, as the result of a tax-free reorganization, the Olstein All Cap Value Fund and Olstein Strategic Opportunities Fund (collectively the “Predecessor Funds”), each a series of the Olstein Funds, a registered open-end investment company, were transferred into a newly created series of the Trust. The plan of reorganization was approved by the shareholders of the Predecessor Funds on September 12, 2018. On September 14, 2018, the Predecessor Funds were renamed the Olstein

THE OLSTEIN FUNDS

All Cap Value Fund and the Olstein Strategic Opportunities Fund and all of their shares were exchange for shares of the corresponding classes of the All Cap Value Fund and the Strategic Fund. The Predecessor Funds were deemed to be the accounting survivors for financial reporting purposes and as a result, the financial statements of the All Cap Value Fund and Strategic Fund reflect the operations of the Predecessor Funds for the period prior to the reorganization date.

As a tax-free reorganization, any unrealized appreciation or depreciation on the securities on the date of reorganization was treated as a non-taxable event, thus the cost basis of the securities held reflect their historical cost basis as of the date of reorganization. Immediately prior to the reorganization, the net assets, fair value of investments, and net unrealized appreciation of the Predecessor Funds were as follows:

		Fair Value of	Net Unrealized
Fund	Net Assets	Investments	Appreciation
Predecessor All Cap Value Fund	$685,050,053	$684,263,125	$83,404,222
Predecessor Strategic Opportunities Fund	106,334,750	106,274,524	11,906,618

At the date of reorganization, total fund shares outstanding for the Predecessor All Cap Value Fund and Predecessor Strategic Opportunities Fund, were as follows:

Predecessor Shares Outstanding
Fund	Class A	Class C	Adviser Class	Total
Predecessor All Cap Value Fund	—	22,398,817	8,248,190	30,647,007
Predecessor Strategic Opportunities Fund	1,261,998	1,480,446	3,092,629	5,835,073

2
Significant Accounting Policies  The following is a summary of significant accounting policies consistently followed by the Funds in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes.  The Funds comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds.

THE OLSTEIN FUNDS

Therefore, no federal income or excise tax provision is required. As of and during the period ended December 31, 2019, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended December 31, 2019, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.  As of and during the period ended December 31, 2019, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. tax authorities for tax years prior to the fiscal year ended June 30, 2016.

Security Transactions, Income and Distributions.  The Funds follow industry practice and record security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

The Funds distribute substantially all net investment income and net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations on net asset value (“NAV”) per share of the Funds.

Allocation of Income, Expenses and Gains/Losses.  Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net

THE OLSTEIN FUNDS

assets of each Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at an annual rate of 0.25% and 1.00% of the Class A shares and Class C shares average daily net assets, respectively (See Note 5). Expenses associated with a specific Fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the Funds of the Trust, or by other equitable means.

Use of Estimates.  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3
Securities Valuation  The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

THE OLSTEIN FUNDS

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  Each Fund’s investments are carried at fair value.

Equity Securities.  Equity securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Short-Term Investments.  Investments in other mutual funds, including money market funds, are valued at their NAV per share. Deposit accounts are valued at acquisition cost, which approximates fair value. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their NAVs per share.  The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board regularly reviews reports of the Valuation Committee that describe any fair value determinations and methods.

THE OLSTEIN FUNDS

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following tables are a summary of the inputs used to value each Fund’s securities as of December 31, 2019:

	Uncategorized	Level 1	Level 2	Level 3	Total
All Cap Value Fund
Common Stocks	$—	$567,990,310	$—	$—	$567,990,310
Short-Term Investment	—	70,389,734	—	—	70,389,734
Investment Purchased with the Cash
Proceeds from Securities Lending*	66,363,224	—	—	—	66,363,224
Total Investments in Securities	$66,363,224	$638,380,044	$—	$—	$704,743,268

	Uncategorized	Level 1	Level 2	Level 3	Total
Strategic Fund
Common Stocks	$—	$77,341,045	$—	$—	$77,341,045
Short-Term Investment	—	6,005,820	—	—	6,005,820
Investment Purchased with the Cash
Proceeds from Securities Lending*	19,612,670	—	—	—	19,612,670
Total Investments in Securities	$19,612,670	$83,346,865	$—	$—	$102,959,535

*
Certain investments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient have not been characterized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. See Note 9 for additional information regarding securities lending activity.

Refer to the Schedules of Investments for further information on the classification of investments.

4
Investment Advisory Fee And Other Related Party Transactions  The Trust has an agreement with Olstein Capital Management, L.P. (the “Adviser”) to furnish investment advisory services to the Funds.  For its services, the All Cap Value Fund pays the Adviser a monthly management fee of 1.00% of the Fund’s average daily net assets up to $1 billion, 0.95% of the Fund’s average daily net assets on the next $500 million, 0.90% of the Fund’s average daily net assets on the next $500 million, 0.85% of the Fund’s average daily net assets on the next $500 million, 0.80% of the Fund’s average daily net assets on the next $500 million, and 0.75% of the Fund’s average daily net assets in excess of $3 billion. The Strategic Fund pays the Adviser a monthly management fee of 1.00% of the Fund’s average daily net assets.

THE OLSTEIN FUNDS

The Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Strategic Fund for its expenses to ensure that total operating expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions and extraordinary expenses), based upon the average daily net assets of the Fund, do not exceed an annual rate of 1.35%.

Effective September 14, 2018, fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver or reimbursement occurred. Fees waived and expenses reimbursed prior to September 14, 2018 by the Predecessor Funds are not eligible for recoupment by agreement of the Adviser. Between July 1, 2018 and September 14, 2018, these non-recoupable fees waived by the Adviser totaled $22,893. The Operating Expense Limitation Agreement for the Strategic Fund is indefinite in term, but cannot be terminated within a year after the effective date of the prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Board or the Adviser, with the consent of the Board. Waived fees subject to potential recovery by month of expiration are as follows:

Expiration – Strategic Fund
September 2021 – June 2022	$95,788
July 2022 – December 2022	59,996

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Funds’ Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank N.A. (the “Custodian”) serves as the Custodian to the Funds.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Funds.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals.  The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds, subject to annual minimums.

THE OLSTEIN FUNDS

Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the period ended December 31, 2019, are disclosed in the Statements of Operations.

5
Distribution Costs The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in Class A and Class C only. The Plan permits the Funds to pay for distribution and related expenses at an annual rate of 0.25% and 1.00% of Class A and Class C average daily net assets, respectively. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds. For the period ended December 31, 2019, the All Cap Value Fund and Strategic Fund incurred expenses of $58,584 and $24,467, respectively in Class A pursuant to the Plan. The All Cap Value Fund and Strategic Fund also incurred additional expenses of $1,846,244 and $87,372, respectively in Class C.

6	Capital Share Transactions Transactions in shares of the Funds were as follows:

All Cap Value Fund
	Six Months Ended	Year Ended
	December 31, 2019	June 30, 2019
Class A(1):
Shares sold	2,300,676	566,381
Shares issued in reinvestment of distributions	81,769	3
Shares redeemed	(109,349)	(30,230)
Net increase	2,273,096	536,154
Class C:
Shares sold	160,215	265,280
Shares issued in reinvestment of distributions	515,562	2,063,402
Shares redeemed	(3,789,359)	(4,105,344)
Net decrease	(3,113,582)	(1,776,662)
Adviser Class:
Shares sold	131,890	347,814
Shares issued in reinvestment of distributions	208,789	588,484
Shares redeemed	(307,932)	(1,210,990)
Net increase (decrease)	32,747	(274,692)
Net decrease in capital shares	(807,739)	(1,515,200)

(1)	Inception date of Class A was September 17, 2018.

THE OLSTEIN FUNDS

Transactions in shares of the Funds were as follows:

Strategic Fund
	Six Months Ended	Year Ended
	December 31, 2019	June 30, 2019
Class A:
Shares sold	207,502	77,735
Shares issued in reinvestment of distributions	—	8,685
Shares redeemed	(77,827)	(380,951)
Net increase (decrease)	129,675	(294,531)
Class C:
Shares sold	7,851	99,581
Shares issued in reinvestment of distributions	—	12,890
Shares redeemed	(271,996)	(399,336)
Net decrease	(264,145)	(286,865)
Adviser Class:
Shares sold	125,279	269,776
Shares issued in reinvestment of distributions	—	24,110
Shares redeemed	(213,142)	(2,117,797)
Net decrease	(87,863)	(1,823,911)
Net decrease in capital shares	(222,333)	(2,405,307)

7	Investment Transactions The aggregate purchases and sales, excluding short-term investments, by Fund for the period ended December 31, 2019, were as follows:

	U.S. Government Securities		Other
Fund	Purchases	Sales	Purchases	Sales
All Cap Value Fund	$—	$—	$85,520,937	$114,919,145
Strategic Fund	—	—	11,240,040	17,740,964

8
Federal Tax Information  The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at June 30, 2019, the Funds’ most recently completed fiscal year end, were as follows:

	Aggregate	Aggregate	Net	Federal Income
Fund	Gross Appreciation	Gross Depreciation	Appreciation	Tax Cost
All Cap Value Fund	$87,907,367	$(30,607,221)	$57,300,146	$607,574,400
Strategic Fund	11,203,255	(7,434,313)	3,768,942	93,414,509

The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales.

THE OLSTEIN FUNDS

At June 30, 2019, the components of accumulated earnings on a tax-basis were as follows:

	Undistributed	Undistributed	Other	Net	Total
	Ordinary	Long-Term	Accumulated	Unrealized	Distributable
Fund	Income	Capital Gains	Losses	Appreciation	Earnings
All Cap Value Fund	$1,030,374	$14,344,957	$—	$57,300,146	$72,675,477
Strategic Fund	—	—	(1,464,458)	3,768,942	2,304,484

As of June 30, 2019, the Funds did not have any capital loss carryforwards. The Strategic Fund utilized $4,094,026 of capital loss carryforwards during the year. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of a Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended June 30, 2019, the All Cap Value Fund did not defer any post-October capital losses or late-year ordinary losses. The Strategic Fund deferred, on a tax basis, post-October losses of $1,420,724 and late year losses of $43,734.

The tax character of distributions paid for the period ended December 31, 2019 was as follows:

	Ordinary*	Long Term
Fund	Income	Capital Gains	Total
All Cap Value Fund	$1,030,374	$18,424,641	$19,455,015
Strategic Fund	—	—	—

The tax character of distributions paid for the year ended June 30, 2019 was as follows:

	Ordinary*	Long Term
Fund	Income	Capital Gains	Total
All Cap Value Fund	$5,048,919	$48,204,954	$53,253,873
Strategic Fund	—	780,786	780,786

*	For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

9
Securities Lending  Following terms of a securities lending agreement with the Funds’ Custodian, the Funds may lend securities from its portfolio to brokers, dealers and financial institutions in order to increase the return on its portfolio, primarily through the receipt of borrowing fees and earnings on invested collateral. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current

THE OLSTEIN FUNDS

basis in an amount at least equal to 105% of the value of the loaned securities that are foreign securities or 102% of the value of any U.S. loaned securities at the inception of the loan. Loans shall be marked to market daily and the margin restored in the event the collateralization is below 100% of the value of the securities loaned. During the time securities are on loan, the borrower will pay the applicable Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution. Securities lending involves the risk of a default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. A Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Additionally, the loaned portfolio securities may not be available to a Fund on a timely basis and a Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Funds. As of December 31, 2019, the All Cap Value Fund and the Strategic Fund had 19 and 15 securities out on loan, respectively.

The Funds receive cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC of which the investment objective is to seek to maximize current income to the extent with the preservation of capital and liquidity and maintain a stable NAV of $1.00 per unit. The All Cap Value Fund and the Strategic Fund held $66,363,224 and $19,612,670 as of December 31, 2019, respectively. The remaining contractual maturity of all securities lending transactions is overnight and continuous. The Fund is not subject to a master netting agreement with respect to securities lending; therefore no additional disclosures are required. The net income earned by the Funds on investments of cash collateral received from borrowers for the securities loaned to them is reflected in the Funds’ Statements of Operations. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to the Custodian as lending agent.

THE OLSTEIN FUNDS

10
Line Of Credit  The All Cap Value Fund and Strategic Fund each has established an unsecured Line of Credit (“LOC”) in the amount of $50,000,000 and $15,000,000, respectively, or 33.33% of the fair value of each Fund’s unencumbered assets, whichever is less. Each LOC matures unless renewed on July 24, 2020. These LOCs are intended to provide short-term financing, if necessary, subject to certain restrictions and covenants in connection with shareholder redemptions and other short-term liquidity needs of the Fund. The LOCs are with the Custodian. Interest is charged at the prime rate which was 4.75% as of December 31, 2019. The interest rate during the period was between 4.75%-5.50%. Each Fund has authorized the Custodian to charge any of each Fund’s accounts for missed payments. For the period ended December 31, 2019, the Funds did not have any borrowing under the LOCs. Prior to July 25, 2019, the Strategic Fund had a maximum borrowing limit of $20,000,000.

11
Control Ownership  The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  As of December 31, 2019, UBS Wealth Management held 25.0% of the outstanding shares of the Strategic Fund.

THE OLSTEIN FUNDS

THE OLSTEIN FUNDS

Additional Information (Unaudited)

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020). The Funds’ Forms N-Q or Part F of Form N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330. The Funds’ Forms N-Q or Part F of Form N-PORT may also be obtained by calling toll-free 1-800-799-2113.

AVAILABILITY OF FUND PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-800-799-2113.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-799-2113, or (2) on the SEC’s website at www.sec.gov.

THE OLSTEIN FUNDS

PRIVACY POLICY (UNAUDITED)

The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds.  If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds.  All shareholder records will be disposed of in accordance with applicable law.  The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

THE OLSTEIN FUNDS

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Olstein
All Cap Value Fund

Olstein
Strategic Opportunities Fund

Investment Adviser
Olstein Capital Management, L.P.
4 Manhattanville Road
Purchase, New York  10577

Distributor
Compass Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine  04101

Custodian
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Administrator, Fund Accountant
and Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin  53202

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania  19103

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

The Funds’ Statement of Additional Information contains additional information about the Funds’ trustees and is available without charge upon request by calling 1-800-799-2113.

The Olstein Funds
4 Manhattanville Road
Purchase, New York  10577

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed as issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been not material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit.  1) Not applicable for semi-annual reports.

(2)  Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Managed Portfolio Series

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    March 6, 2020

By (Signature and Title)      /s/Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date    March 6, 2020